UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                                                     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

American Capital Strategies, Ltd.

(Name of Registrant as Specified In Its Charter)

American Capital Strategies, Ltd.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Stock $0.01 par value

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of transaction:

N/A

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Two Bethesda Metro Center 14th Floor Bethesda MD 20814 (301) 951-6122 (301) 654-6714 Fax Info@AmericanCapital.com www.AmericanCapital.com

FOR IMMEDIATE RELEASE

CONTACT:
John Erickson, CFO	(301) 951-6122
Tom McHale, Vice President, Finance and Investor Relations	(301) 951-6122

AMERICAN CAPITAL ENCOURAGES STOCKHOLDERS TO SUBMIT VOTING

INSTRUCTIONS FOR ITS ANNUAL MEETING

Bethesda, MD – June 6, 2005 - American Capital Strategies Ltd. (Nasdaq:ACAS) announced today that it is encouraging all stockholders to submit promptly their voting instructions for the annual meeting of stockholders to be held on June 20, 2005. Stockholders who have not yet voted may still vote in advance of the meeting, either by telephone or Internet, as described below. Even if stockholders have returned their voting instruction forms through the mail, they may use the telephone or Internet to ensure that their vote is counted.

One of the matters under consideration at the meeting, approval of an amendment to American Capital’s Fundamental Policies, requires an affirmative vote of a majority of all of the Company’s outstanding voting securities, regardless of whether the holders of such shares are represented in person or by proxy at the annual meeting. To date, a total of 35 million shares have been voted in favor of this proposal and 2 million shares against. The affirmative votes of 46 million shares are necessary for the matter to pass. Stockholders should review the Company’s proxy statement for further information on this matter and the other matters to be considered at the meeting.

Unlike certain other matters to be considered at the meeting, brokers will not vote shares on the Fundamental Policies without specific stockholder instructions. Failure to receive sufficient votes on the matter could require American Capital to incur additional proxy solicitation costs.

American Capital has engaged Georgeson Shareholder Communications Inc., a proxy solicitation firm, to contact stockholders by telephone to encourage voting. Many stockholders have received these calls over the past few days.

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American Capital

June 6, 2005

INSTRUCTIONS FOR VOTING BY PHONE

Using a touch-tone telephone, call the toll-free number which appears on your Voting Instruction Form and follow these four steps:

1. Read the American Capital Strategies Ltd. Proxy Statement and enclosed Voting Instruction Form.

2. Call the toll-free number located on your Voting Instruction Form.

3. Enter your 12-digit Control Number located on your Voting Instruction Form.

4. Follow the recorded instructions.

INSTRUCTIONS FOR VOTING ONLINE

1. Read the American Capital Strategies Ltd. Proxy Statement and enclosed Voting Instruction Form.

2. Go to the website www.proxyvote.com.

3. Enter your 12-digit Control Number located on your Voting Instruction Form.

4. Follow the instructions.

INSTRUCTIONS FOR VOTING IF YOU HAVE MAILED YOUR VOTE OR DO NOT HAVE YOUR BALLOT

1. Contact Georgeson Shareholder Communications Inc. at 800-790-6795 in order to vote your proxy.

ABOUT AMERICAN CAPITAL

American Capital is a publicly traded buyout and mezzanine fund with capital resources of approximately $5.2 billion. American Capital is an investor in and sponsor of management and employee buyouts, invests in private equity buyouts, and provides capital directly to private and small public companies. American Capital provides senior debt, mezzanine debt and equity to fund growth, acquisitions and recapitalizations.

As of May 31, 2005, American Capital shareholders have enjoyed a total return of 364% since the Company’s IPO — an annualized return of 22%, assuming reinvestment of dividends. American Capital outperformed 86%, 78%, 93% and 98% of all public companies in the 1-year, 3-years, 5-years and the approximately 7-1/2 years since our IPO, in each case ending May 31, 2005. American Capital has paid a total of $717 million in dividends and paid or declared $17.51 dividends per share since its August 1997 IPO at $15 per share.

Companies interested in learning more about American Capital’s flexible financing should contact Mark Opel, Senior Vice President, Business Development, at (800) 248-9340, or visit our website at www.AmericanCapital.com.

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American Capital

June 6, 2005

Performance data quoted above represents past performance of American Capital. Past performance does not guarantee future results and the investment return and principal value of an investment in American Capital will likely fluctuate. Consequently, an investor’s shares, when sold, may be worth more or less than their original cost. Additionally, American Capital’s current performance may be lower or higher than the performance data quoted above.

This press release contains forward-looking statements. The statements regarding expected results of American Capital Strategies are subject to various factors and uncertainties, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, changes in regional, national or international economic conditions, or changes in the conditions of the industries in which American Capital has made investments.

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2 Bethesda Metro Center, 14th Floor

Bethesda, Maryland 20814

June 1, 2005

REMINDER MAILING

YOUR VOTE IS VERY IMPORTANT!

Dear Stockholder:

You have previously received proxy material in connection with our annual meeting of stockholders to be held on Monday June 20, 2005. According to our latest records, your PROXY VOTE for this meeting HAS NOT BEEN RECEIVED.

At this meeting you are being asked, among other things, to approve an amendment to the Company’s fundamental policies repealing such policies as more fully described in the proxy statement that was previously mailed to you. Your Board of Directors believes this proposal to be in the best interests of American Capital and its stockholders and unanimously recommends you vote FOR the proposal.

WE NEED YOUR SUPPORT! Approval of this proposal requires an affirmative vote from a majority of the outstanding shares. Accordingly, if you do not vote, there could be a delay in the meeting, as well as the additional expense of time and resources. Your broker allows you to vote your shares telephonically or via the internet if you wish. Follow the instructions on the enclosed voting form to cast your proxy. Remember, your broker cannot vote your shares until you instruct him or her to do so.

You may vote following one of the following methods:

•	Call the toll-free 800# on the voting form included in this package. This call will be cost-free. Using your 12-digit control number located on the voting form, cast your proxy.
•	Vote over the internet at www.proxyvote.com using the 12-digit control number located on the voting form.
•	Sign the proxy and mail it back in the enclosed postage-paid envelope prior to the meeting date.

Thank you in advance for your support.

BY ORDER OF THE BOARD OF DIRECTORS,

Samuel A. Flax

Executive Vice President, General Counsel and Secretary